Exhibit 3(i)

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
            Under Section 245 of the Delaware General Corporation Law


         We, PAUL FOLEY, President, and J. DONALD McNAMARA, Secretary of THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

         FIRST:  The  name  of  the  Corporation  is  THE INTERPUBLIC  GROUP  OF
COMPANIES, INC. The name under which it was formed was "McCann-Erickson Incorporated".

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930.

         THIRD: The amendments and the restatement of the Certificate of Incorporation have been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and by an affirmative vote of the holders of a majority of all outstanding shares of each class entitled to vote separately as a class, and the capital of the Corporation will not be reduced under or by reason of said amendment.

         FOURTH: The text of the Certificate of Incorporation of said The Interpublic Group of Companies, Inc., as amended, is hereby restated as further amended by this Certificate, to read in full, as follows:

                  ARTICLE 1. The name of this Corporation is THE INTERPUBLIC GROUP OF COMPANIES, INC.

                  ARTICLE 2. The registered office of the Corporation is located at 306 South State Street in the City of Dover, in the County of Kent, in the State of Delaware. The name of its registered agent at said address is the UNITED STATES CORPORATION COMPANY.

                  ARTICLE 3. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it, are:

                           (a) To conduct a general advertising  agency,  public
                  relations, sales promotion, product development, marketing counsel and market research business, to conduct research in and act as consultant and advisor in respect to all matters pertaining to advertising, marketing, merchandising and distribution of services, products and merchandise of every kind and description, and generally to transact all other business not forbidden by law, and to do every act and thing that may be necessary, proper, convenient or useful for the carrying on of such business.

                           (b) To render  managerial,  administrative  and other
                  services to persons, firms and corporations engaged in the advertising agency, public relations, sales promotion, product development, marketing counsel or market research business.

                           (c) To manufacture, buy, sell, create, produce, trade, distribute and otherwise deal in and with motion pictures, television films, slide films, video tapes, motion picture scenarios, stage plays, operas, dramas, ballets, musical comedies, books, animated cartoons, stories and news announcements, of every nature, kind and description.

                           (d) To undertake and transact all kinds of agency and
                  brokerage business; to act as agent, broker, attorney in fact, consignee, factor, selling agent, purchasing agent, exporting or importing agent or otherwise for any individual or individuals, association, partnership or corporation; to conduct manufacturing operations of all kinds; to engage in the business of distributors, commission merchants, exporters and importers; to transact a general mercantile business.

                           (e) To acquire, hold, use, sell, assign, lease, grant
                  licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of the Corporation, its subsidiaries and affiliates, or its or their clients.

                           (f) To purchase,  lease,  hold,  own,  use,  improve,
                  sell, convey, mortgage, pledge, exchange, transfer and otherwise acquire or dispose of and deal in real property, buildings, structures, works and improvements wherever situated, and any interests therein, of every kind, class and description.

                           (g) To  manufacture,  purchase,  own,  use,  operate,
                  improve, maintain, lease, mortgage, pledge, sell or otherwise acquire or dispose of and deal in machinery, equipment, fixtures, materials, tools, supplies and other personal property used in or in connection with any business of the Corporation, either for cash or for credit or for property, stocks or bonds or other consideration as the Board of Directors may determine.

                           (h) To make loans to any person, partnership, company
                  or corporation, with or without security.

                           (i) To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, script, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness, book accounts or any other security interest or any other kind of interest, secured or unsecured, issued or created by, or belonging to or standing in the name of, any corporation, joint stock company, syndicate, association, firm, trust or person, public or private, or the government of the United States of America, or any foreign government, or any state, territory, province, municipality or other political subdivision or any governmental agency, and as owner thereof to possess and exercise all of the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

                           (j) To acquire,  and pay for in cash,  stock or bonds
                  of the Corporation or otherwise, the goodwill, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities, of any person, firm, association or corporation.

                           (k) To cause to be formed,  merged,  consolidated  or
                  reorganized and to promote and aid in any way permitted by law the formation, merger, consolidation or reorganization of any corporation.

                           (l) To borrow or raise moneys for any of the purposes
                  of the Corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation (including any security interests acquired by the Corporation to secure obligations owing to the Corporation), whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.

                           (m) To purchase,  hold,  sell and transfer the shares
                  of its own capital stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that shares of its own capital stock belonging to it shall not be voted, directly and indirectly.

                           (n)  To  aid  in   any   manner,   any   corporation,
                  association, firm or individual, any of whose securities, evidences of indebtedness, obligations or stock are held by the Corporation directly or indirectly, or in which, or in the welfare of which, the Corporation shall have any interest, and to guarantee securities, evidences of indebtedness and obligations of other persons, firms, associations and corporations.

                           (o) To do any and all of the acts and  things  herein
                  set forth, as principal, factor, agent, contractor, or otherwise, either alone or in company with others; and in general to carry on any other similar business which is incidental or conducive or convenient or proper to the attainment of the foregoing purposes or any of them, and which is not forbidden by law; and to exercise any and all powers which now or hereafter may be lawful for the Corporation to exercise under the laws of the State of Delaware; to establish and maintain offices and agencies within and anywhere outside of the State of Delaware; and to exercise all or any of its corporate powers and rights in the State of Delaware and in any and all other States, territories, districts, colonies, possessions or dependencies of the United States of America and in any foreign countries.

                  The objects and purposes specified in the foregoing clauses shall be construed as both purposes and powers and shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but shall be regarded as independent objects and purposes.

                  ARTICLE 4. The total number of shares of capital stock which the Corporation shall have authority to issue is Four Million (4,000,000) shares, all of which shall be Common Plan of the par value of Ten Cents ($.10) per share. Without action by the stockholders, such shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors, provided that such consideration shall be not less than par value. Any and all shares so issued, the full consideration for which has been paid or delivered shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment thereon. No holder of shares shall be entitled as a matter of right, preemptive or otherwise, to subscribe for, purchase or receive any shares of the stock of the Corporation of any class, now or hereafter authorized, or any options or warrants for such stock or securities convertible into or exchangeable for such stock, or any shares held in the treasury of the Corporation.

                  ARTICLE 5.  The Corporation is to have perpetual existence.

                  ARTICLE 6. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

                  ARTICLE 7. The number of directors which shall constitute the whole board shall be fixed from time to time by the stockholders or the Board of Directors, but in no case shall the number be less than three.

                  ARTICLE 8. In addition to the powers and authority expressly conferred upon them by statute and by this certificate, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to the By-Laws of the Corporation.

                  ARTICLE 9. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

                           (a) To make, alter,  amend and rescind the By-Laws of
                  this Corporation, without any action on the part of the stockholders except as may be otherwise provided in the By-Laws.

                           (b) To fix and vary from  time to time the  amount to
                  be maintained as surplus, the amount to be reserved as working capital and the amount to be reserved for other lawful purposes.

                           (c) To fix the times for the  declaration and payment
                  of dividends and the amount thereof, subject to the provisions of Article 4 hereof.

                           (d) To borrow or raise moneys for any of the purposes
                  of the Corporation, to authorize and cause to be executed mortgages and liens without limit as to amount on the real and personal property of this Corporation or any part thereof, and to authorize the guaranty by the Corporation of securities, evidences of indebtedness and obligations of other persons, firms, associations and corporations.

                           (e) To sell, lease, exchange assign, transfer, convey
                  or otherwise dispose of part of the property, assets and effects of this Corporation, less than substantially the whole thereof, on such terms and conditions as it shall deem advisable, without the assent of the stockholders.

                           (f) Pursuant to the  affirmative  vote of the holders
                  of a majority of the capital stock issued and outstanding and entitled to vote thereon, to sell, lease, exchange, assign, transfer and convey or otherwise dispose of the whole or substantially the whole of the property, assets, effects and goodwill, of this Corporation, including the corporate franchise, upon such terms and conditions as the Board of Directors shall deem expedient and for the best interests of this Corporation.

                           (g) To  determine  from time to time  whether  and to
                  what extent and at what time and place and under what conditions and regulations the accounts and books of this Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account, book or document of this Corporation except as conferred by the laws of the State of Delaware or the By-Laws or as authorized by resolution of the stockholders or Board of Directors.

                           (h) To designate by resolution or resolutions  one or
                  more committees, such committees to consist of two or more directors each, which to the extent provided in said resolution or resolutions or in the By-Laws shall have and may exercise (except when the Board of Directors shall be in session) all or any of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and have power to authorize the seal of this Corporation to be affixed to all papers which may require it.

         Whether or not herein specifically enumerated, all powers of this Corporation, in so far as the same may be lawfully vested in the Board of Directors, are hereby conferred upon the Board of Directors. This Corporation may in its By-Laws confer powers upon its directors in addition to those granted by this certificate and in addition to the powers and authority expressly conferred upon them by statute.

                  ARTICLE 10. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of

         Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                           (a) The  material  facts as to his interest and as to
                  the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

                           (b) The  material  facts as to his interest and as to
                  the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                           (c) The  contract  or  transaction  is fair as to the
                  Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

                  Interested   directors  may  be  counted  in  determining  the
         presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                  ARTICLE 11. No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the Corporation in good faith, if such person (a) exercised or used the same degree of diligence, care and skill as an ordinarily prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took, or omitted to take, such action in reliance in good faith upon advice of counsel for the Corporation, or upon the books of account or other records of the Corporation, or upon reports made to the Corporation by any of its officers or by an independent certified public accountant or by an appraiser selected with reasonable care by the Board of Directors or by any committee designated by the Board of Directors.

                  ARTICLE 12. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         IN WITNESS WHEREOF, we have signed this certificate and caused the corporate seal of the Corporation to be hereunto affixed this 6th day of May, 1974.


                                                         /s/ PAUL FOLEY
                                                           PAUL FOLEY
                                                           President

Attest:

/s/ J. DONALD McNAMARA
J. DONALD McNAMARA
Secretary

[Corporate Seal]




STATE OF NEW YORK }
                  }ss.:
COUNTY OF NEW YORK}

         BE IT REMEMBERED that on this 6th day of May, 1974, personally came before me MONROE S. SINGER, a Notary Public in and for the County and State aforesaid, PAUL FOLEY, party to the foregoing certificate, known to me personally to be such, and duly acknowledged the said certificate to be his act and deed, and that the facts therein stated are true.

                  GIVEN under my hand and seal of office the day and year aforesaid.

                                                         /s/ MONROE S. SINGER
                                                           MONROE S. SINGER
                                                           Notary Public


                                                        MONROE S. SINGER
                                                Notary Public, State of New York
                                                         No. 31-9023080
                                                  Qualified in New York County
                                               Commission Expires March 30, 1979

                                                        [Notarial Seal]

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
            Under Section 242 of the Delaware General Corporation Law


         We, PAUL FOLEY, President, and J. DONALD McNAMARA, Secretary of The Interpublic Group of Companies, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said Corporation as follows:

         FIRST: The name of the Corporation is THE INTERPUBLIC GROUP OF COMPANIES, INC. The name under which it was formed was "McCann-Erickson Incorporated".

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930. A Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 9th day of May, 1974.

         THIRD: The amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and the capital of the Corporation will not be reduced under or by reason of said amendment.

         FOURTH: The first sentence of Article 4 of the Restated Certificate of Incorporation is hereby amended by striking out the whole thereof as it now exists and inserting in lieu and stead thereof a new first sentence, reading in full as follows:

                  ARTICLE 4. The total number of shares of capital stock which the Corporation shall have authority to issue is Eight Million (8,000,000) shares, all of which shall be Common Plan of the par value of Ten Cents ($.10) per share.

         IN WITNESS WHEREOF, we have signed this Certificate and caused the corporate seal of the Corporation to be hereunto affixed this 12th day of May, 1976.

                                                               /s/ PAUL FOLEY
                                                                 PAUL FOLEY
                                                                 President

Attest:

/s/ J. DONALD McNAMARA
J. DONALD McNAMARA
Secretary
[Corporate Seal]

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
            Under Section 242 of the Delaware General Corporation Law


         We, PHILIP H. GEIER, JR., Chairman of the Board, and EDWIN A. KIERNAN, Jr., Secretary, of The Interpublic Group of Companies, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said Corporation as follows:

         FIRST:  The  name  of  the  Corporation  is  THE  INTERPUBLIC  GROUP OF
COMPANIES, INC. The name under which it was formed was "McCann-Erickson Incorporated".

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930. A Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 9th day of May, 1974 which was subsequently amended by a Certificate of Amendment of the Restated Certificate of Incorporation filed with the Secretary of State, Dover, Delaware on the 13th day of May, 1976.

         THIRD: The amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and the capital of the Corporation will not be reduced under or by reason of said amendment.

         FOURTH: The first sentence of Article 4 of the Restated Certificate of Incorporation, as amended, is hereby further amended by striking out the whole thereof as it now exists and inserting in lieu and stead thereof a new first sentence, reading in full as follows:

                  ARTICLE 4. The total number of shares of capital stock which the Corporation shall have authority to issue is Sixteen Million (16,000,000) shares, all of which shall be Common Plan of the par value of Ten Cents ($.10) per share.



         IN WITNESS WHEREOF, we have signed this Certificate and caused the corporate seal of the Corporation to be hereunto affixed this 17th day of May, 1983.



                                                        /s/ PHILIP H. GEIER, JR.
                                                           PHILIP H. GEIER, JR.
                                                           Chairman of the Board

Attest:

/s/ EDWIN A. KIERNAN
EDWIN A. KIERNAN
Secretary
[Corporate Seal]

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
            Under Section 242 of the Delaware General Corporation Law


         We, PHILIP H. GEIER, JR., Chairman of the Board and President, and EDWIN A. KIERNAN, Jr., Secretary, of The Interpublic Group of Companies, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said Corporation as follows:


         FIRST: The name of the Corporation is THE INTERPUBLIC GROUP OF COMPANIES, INC. The name under which it was formed was "McCann-Erickson Incorporated".

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930. A Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 9th day of May, 1974 which was subsequently amended by Certificates of Amendment of the Restated Certificate of Incorporation filed with the Secretary of State, Dover, Delaware on the 13th day of May, 1976 and on the 17th day of May, 1983, respectively.

         THIRD: The amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and the capital of the Corporation will not be reduced under or by reason of said amendment.

         FOURTH: The first sentence of Article 4 of the Restated Certificate of Incorporation, as amended, is hereby further amended by striking out the whole thereof as it now exists and inserting in lieu and stead thereof a new first sentence, reading in full as follows:

                  ARTICLE 4. The total number of shares of capital stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, all of which shall be Common Plan of the par value of Ten Cents ($.10) per share.


         IN WITNESS WHEREOF, we have signed this Certificate and caused the corporate seal of the Corporation to be hereunto affixed this 20th day of May, 1986.



                                                     /s/ PHILIP H. GEIER, JR.
                                                       PHILIP H. GEIER, JR.
                                                       Chairman of the Board and
                                                       President

Attest:

/s/ EDWIN A. KIERNAN
EDWIN A. KIERNAN
Secretary
[Corporate Seal]

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
            Under Section 242 of the Delaware General Corporation Law


         We, EUGENE P. BEARD, Executive Vice President, and EDWIN A. KIERNAN, JR., Secretary, of The Interpublic Group of Companies, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said Corporation as follows:


         FIRST: The name of the Corporation is THE INTERPUBLIC GROUP OF COMPANIES, INC. The name under which it was formed was "McCann-Erickson Incorporated".

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930. A Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 9th day of May, 1974 which was subsequently amended by Certificates of Amendment of the Restated Certificate of Incorporation filed with the Secretary of State, Dover, Delaware on the 13th day of May, 1976, on the 17th day of May, 1983 and on the 20th day of May, 1986, respectively.

         THIRD: This amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and the capital of the Corporation will not be reduced under or by reason of said amendment.

         FOURTH: Article 4 of the Restated Certificate of Incorporation, as amended, is hereby further amended by striking out the whole thereof as it now exists and inserting in lieu and stead thereof a new Article 4, reading in full as follows:

                  ARTICLE 4: (a) The total number of shares of all classes of stock which the Company shall have the authority to issue is ninety-five million (95,000,000) shares consisting of seventy-five million (75,000,000) shares of Common Plan, par value Ten Cents ($.10) per share, and twenty million (20,000,000) shares of Preferred Plan, without par value.

                           (b) The shares of  authorized  Common  Plan shall be
                  identical in all respects and have equal rights and privileges. Without action by the stockholders, such shares of Common Plan may be issued by the Company from time to time for such consideration as may be fixed by the Board of Directors, provided that such consideration shall not be less than par value. Any and all shares so issued, the full consideration for which has been paid or delivered shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment thereon. No holder of shares of Common Plan shall be entitled as a matter of right, preemptive or otherwise, to subscribe for, purchase or receive any shares of the stock of the Company of any class, now or hereafter authorized, or any options or warrants for such stock or securities convertible into or exchangeable for such stock, or any shares held in the treasury of the Company.

                           (c) The Board of Directors  shall have the  authority
                  to issue the shares of Preferred Plan from time to time on such terms and conditions as it may determine, and to divide the Preferred Plan into one or more classes or series and in connection with the creation of any such class or series to fix by the resolution or resolutions providing for the issue of shares thereof the designations, powers, preferences and relative, participating, optional, or other special rights of such class or series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law. The number of authorized shares of Preferred Plan may be increased or decreased (but not below the number then outstanding) by the affirmative vote of the holders of a majority of the Common Plan, without a vote of the holders of the Preferred Plan, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Plan.


         FIFTH:   The  existing  Article  12  of  the  Restated  Certificate  of
Incorporation is hereby renumbered as Article 13.

         SIXTH:   The  Restated  Certificate  of  Incorporation,  as amended, is hereby further amended by inserting a new Article 12, reading in full as follows:

                  Article 12. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Article 12 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         IN WITNESS WHEREOF, we have signed this Certificate and caused the corporate seal of the Corporation to be hereunto affixed this 19th day of May, 1988.

                                                      /s/ EUGENE P. BEARD
                                                        EUGENE P. BEARD
                                                        Executive Vice President

Attest:

/s/ EDWIN A. KIERNAN
EDWIN A. KIERNAN
Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
            Under Section 242 of the Delaware General Corporation Law


         We, PHILIP H. GEIER, JR., Chairman of the Board and President, and CHRISTOPHER RUDGE, Secretary, of The Interpublic Group of Companies, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said Corporation as follows:


         FIRST: The name of the Corporation is THE INTERPUBLIC GROUP OF COMPANIES, INC. The name under which it was formed was "McCann-Erickson Incorporated".

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930. A Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 9th day of May, 1974 and was subsequently amended by Certificates of Amendment of the Restated Certificate of Incorporation filed with the Secretary of State, Dover, Delaware on the 13th day of May, 1976, the 17th day of May, 1983, the 20th of May, 1986, and the 25th of May, 1988, respectively.

         THIRD: This amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and the capital of the Corporation will not be reduced under or by reason of said amendment.

         FOURTH: Article 4(a) of the Restated Certificate of Incorporation, as amended, is hereby further amended by striking out the whole thereof as it now exists and inserting in lieu and stead thereof a new Article 4(a), reading in full as follows:

                  ARTICLE 4(a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is one hundred twenty million (120,000,000) shares, consisting of one hundred million (100,000,000) shares of Common Plan, par value Ten Cents ($.10) per share, and twenty million (20,000,000) shares of Preferred Plan, without par value.


         IN WITNESS WHEREOF, we have signed this Certificate and caused the corporate seal of the Corporation to be hereunto affixed this 19th day of May, 1992.

[Corporate Seal]                                     /s/ PHILIP H. GEIER, JR.
                                                       PHILIP H. GEIER, JR.
                                                       Chairman of the Board and
                                                       President

Attest:

/s/ CHRISTOPHER RUDGE
CHRISTOPHER RUDGE
Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

            Under Section 242 of the Delaware General Corporation Law


                  I, Christopher Rudge, Senior Vice President and Secretary of The Interpublic Group of Companies, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:


                  FIRST: The name of the Corporation is THE INTERPUBLIC GROUP OF COMPANIES, INC. The name under which it was formed was "McCann-Erickson Incorporated".

                  SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930. A Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 9th day of May, 1974 and was subsequently amended by Certificates of Amendment of the Restated Certificate of Incorporation filed with the Secretary of State, Dover, Delaware, on the 13th day of May, 1976, the 17th day of May, 1983, the 20th of May, 1986, the 25th of May, 1988 and the 19th of May, 1992, respectively.

                  THIRD: This amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and the capital of the Corporation will not be reduced under or by reason of said amendment.

                  FOURTH: Article 4(a) of the Restated Certificate of Incorporation, as amended, is hereby further amended by striking out the whole thereof as it now exists and inserting in lieu and stead thereof a new Article 4(a), reading in full as follows:

                  Article 4(a): The total number of shares of all classes of stock which the Corporation shall have the authority to issue is one hundred seventy million (170,000,000) shares, consisting of one hundred fifty million (150,000,000) shares of Common Plan, par value Ten Cents ($.10) per share, and twenty million (20,000,000) shares of Preferred Plan, without par value.


                  IN WITNESS WHEREOF, I have signed this Certificate this 2nd day of June, 1995.



                                                     /s/ CHRISTOPHER RUDGE
                                                       CHRISTOPHER RUDGE
                                                       Senior Vice President and
                                                       Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
            Under Section 242 of the Delaware General Corporation Law


         I, Nicholas J. Camera, Vice President and Secretary of The Interpublic Group of Companies, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

         FIRST:   The  name  of  the  Corporation  is  The  Interpublic Group of
Companies, Inc. The name under which it was formed was "McCann-Erickson Incorporated."

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930. A Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 9th day of May, 1974 and was subsequently amended by Certificates of Amendment of the Restated Certificate of Incorporation filed with the Secretary of State, Dover, Delaware, on the 13th day of May, 1976, the 17th day of May, 1983, the 20th day of May, 1986, the 25th day of May, 1988, the 19th day of May, 1992 and the 6th day of June, 1995, respectively.

         THIRD: This amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and the capital of the Corporation will not be reduced under or by reason of said amendment.

         FOURTH: Article 4(a) of the Restated Certificate of Incorporation, as amended, is hereby further amended by striking out the whole thereof as it now exists and inserting in lieu and stead thereof a new Article 4(a), reading in full as follows:

         Article 4(a): The total number of shares of all classes of stock which the Corporation shall have the authority to issue is two hundred forty-five million (245,000,000) shares, consisting of two hundred twenty-five million (225,000,000) shares of Common Plan, par value Ten Cents ($.10) per share, and twenty million (20,000,000) shares of Preferred Plan, without par value.




         IN WITNESS WHEREOF, I have signed this Certificate this 5th day of June, 1997.


                                                     /S/ Nicholas J. Camera
                                                    ---------------------------
                                                       NICHOLAS J. CAMERA
                                                    Vice President and Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

            Under Section 242 of the Delaware General Corporation Law



                  I, Nicholas J. Camera, Vice President and Secretary of The Interpublic Group of Companies, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

                  FIRST: The name of the Corporation is The Interpublic Group of Companies, Inc. The name under which it was formed was "McCann-Erickson Incorporated."

                  SECOND: The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Dover, Delaware, on the 18th day of September, 1930. A Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 9th day of May, 1974 and was subsequently amended by Certificates of Amendment of the Restated Certificate of Incorporation filed with the Secretary of State, Dover, Delaware, on the 13th day of May, 1976, the 17th day of May, 1983, the 20th day of May, 1986, the 25th day of May, 1988, the 19th day of May, 1992, the 6th day of June, 1995 and the 5th day of June, 1997 respectively.

                  THIRD: This amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by an affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders, and the capital of the Corporation will not be reduced under or by reason of said amendment.

                  FOURTH: Article 4(a) of the Restated Certificate of Incorporation, as amended, is hereby further amended by striking out the whole thereof as it now exists and inserting in lieu and stead thereof a new Article 4(a), reading in full as follows:

                  Article 4(a): The total number of shares of all classes of stock which the Corporation shall have the authority to issue is five hundred seventy million (570,000,000) shares, consisting of five hundred fifty million (550,000,000) shares of Common Plan, par value Ten Cents ($.10) per share, and twenty million (20,000,000) shares of Preferred Plan, without par value.

                  IN WITNESS WHEREOF, I have signed this Certificate this 7th day of June, 1999.



                                                    /S/ Nicholas J. Camera
                                                    ----------------------------
                                                      Nicholas J. Camera
                                                    Vice President and Secretary